Fifth Third Bank | All Rights Reserved BancAnalysts Association of Boston Conference Kevin Kabat Chairman, President & CEO November 7, 2008 Exhibit 99.1

2 Fifth Third Bank | All Rights Reserved Agenda Overview 3Q08 results Operating trends Credit trends Capital position Summary and priorities Appendix

Fifth Third Bank | All Rights Reserved
Fifth Third overview
^ As of 9/30/2008
* As of 10/14/2008
** Nilson, March 2008
$116 billion assets #13
^
$8 billion market cap #12
*
1,298 banking centers
Over 2,300 ATMs
18 affiliates in 12 states
World’s 5  largest merchant
acquirer
**
Naples
Cincinnati
Florence
Louisville
Lexington
Nashville
Atlanta
Augusta
Orlando
Tampa
Naples
Raleigh
Charlotte
Huntington
Pittsburgh
Cleveland
Columbus
Toledo
Detroit
Grand Rapids
Traverse
City
Chicago
Evansville
Jacksonville
Indianapolis
St. Louis
th

Fifth Third Bank | All Rights Reserved
3Q08 in review
Strong core operating results offset by higher credit costs, market valuation adjustments
Reported $0.14 loss per diluted share, compared to $0.61 income per diluted share in 3Q07
— Net charge-offs of $463 million, provision expense of $941 million
— $51 million pre-tax loss on Fannie and Freddie preferred stock, $27 million loss on BOLI policy, $12 million loss on residual write-downs on 1Q08 auto securitization
— $76 million gain on litigation related to Supervisory Goodwill, offset by $36 million of legal expenses
— $45 million non-cash charge due to Visa’s settlement with Discover
Core business momentum remains strong – core pre-tax pre-provision income up 12% from 3Q07
*
— Net interest income growth of 41% driven by $215 million loan discount accretion from the second quarter First Charter acquisition. Excluding loan discount accretion, net interest income increased 12%
— Fee income growth of 5%, up 14% on a core basis, on double digit growth in payments processing, deposit service, corporate banking, and mortgage banking revenue
— Average loan growth of 11% and transaction deposit growth of 3%
^
Strong capital position will be further enhanced by U.S. Treasury capital investment of $3.45 billion
— Tier 1 capital ratio of 8.6% (pro forma including CPP of 11.6%)
— Tangible equity ratio of 6.2% (pro forma including CPP of 9.3%)
* 3Q08 reported results of 40% year-over-year growth in pre-tax, pre-provision earnings. Excludes $27 million BOLI charge, $215 million in loan discount accretion from the acquisition of First Charter, $76 million in revenue and $36 million in expense from a litigation settlement stemming from a prior acquisition, and $45 million in Visa litigation expense in 3Q08. Excludes $78 million in Visa litigation expense, $2 million BOLI charge, and $31 million in gains from asset sales in 3Q07; all quarters exclude securities gains/losses.
^ Loans include held for investment; transaction deposits represent core deposits excluding CDs

Fifth Third Bank | All Rights Reserved
3.00%
3.20%
3.40%
3.60%
3.80%
4.00%
3Q07 4Q07 1Q08 2Q08* 3Q08*
$500
$550
$600
$650
$700
$750
$800
$850
$900
Net interest income NIM
Increasing net interest income
* 3Q08 reported results: 41% year-over-year growth and 4.24% NIM. Results above exclude $130 million charge related to leveraged lease litigation in 2Q08 and exclude $31 million and $215 million in loan discount accretion from the First Charter acquisition in 2Q08 and 3Q08, respectively.

Fifth Third Bank | All Rights Reserved
Fee income growth and diversification
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
3Q07 4Q07 1Q08 2Q08 3Q08
Payment
processing
Deposit
service
charges
Investment
advisory
Corporate
banking
Mortgage
Secs/other
Reported year-over-year fee income growth of 5%. Results above exclude $76 million in litigation revenue from a prior acquisition and $27 million BOLI charge in 3Q08.
Excludes $152 million BOLI charge and $273 million Visa IPO gain in 1Q08; excludes $177 million BOLI charge in 4Q07; excludes $31 million of gains from asset sales and $2 million in BOLI charge in 3Q07; excludes securities gains/losses in all quarters.
YOY
growth
+11%
+13%
-5%
+15%
+74%
NM
Continued strong growth in processing, deposit fees and corporate banking fees

Fifth Third Bank | All Rights Reserved
FTPS: key growth engine
3Q08 revenue
38%
35%
27%
Merchant
Services
Financial
Institutions
Bankcard
$0
$50
$100
$150
$200
$250
3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
FI/EFT Bankcard Merchant
+19%
2-Yr
CAGR
Merchant
• 4  Largest U.S. Acquirer
• Over 37,500 merchants
• $26.7B in credit/debit processing volume
• Over 5.6B acquired transactions
• e.g. Nordstrom, Saks, Walgreen's,
Office Max, Barnes and Noble, U.S.
Treasury
Financial Institutions
• 2,700 FI relationships
• 877mm POS/ATM transactions
Bankcard
• $1.7B in outstanding balances
• 1.6mm cardholders
• Top three Debit MasterCard Issuer
• 23   largest U.S. bankcard issuer
YOY
growth
+17%
+7%
+9%
+19%
+6%
th
rd

Fifth Third Bank | All Rights Reserved
Corporate banking
$0
$30
$60
$90
$120
3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
International Business lending
Derivatives Capital markets lending fees
2-Yr
CAGR
YOY
growth
+10%
-10%
+8%
+33%
+14%
-29%
+11%
+36%
International
• Letters of credit
• Foreign exchange
Capital markets lending fees
• Institutional Sales
• Asset securitization/conduit fees
• Loan/lease syndication fees
Derivatives
• Customer interest rate derivatives
Business lending fees
• Commitment and other loan fees

Fifth Third Bank | All Rights Reserved
$300
$400
$500
$600
$700
$800
3Q07 4Q07 1Q08 2Q08 3Q08
Strong operating performance…
3Q08 reported results of 40% growth in pre-tax, pre-provision earnings. 3Q08 results above exclude $27 million BOLI charge, $215 million in loan discount accretion from the acquisition of First Charter, $76 million in revenue and $36 million in expense from a litigation settlement stemming from a prior acquisition, and $45 million in
Visa litigation expense. 2Q08 results above exclude $31 million loan discount accretion and $130 million leveraged lease charge. 1Q08 results above exclude $152
BOLI charge, $273 Visa IPO gain and $152 million reversal of Visa litigation expenses. 4Q07 results above exclude $177 million BOLI charge and $94 million in Visa litigation expense; 3Q07 results exclude $78 million in Visa litigation expense, $2 million BOLI charge, and $31 million in gains from asset sales; all quarters exclude securities gains/losses.

Fifth Third Bank | All Rights Reserved
-$1,000
-$800
-$600
-$400
-$200
$0
$200
$400
$600
$800
3Q07 4Q07 1Q08 2Q08 3Q08
…offset by credit costs
See note on p. 9  for adjustments.
Net
charge-
offs
Additional
provision

FIFTH THIRD BANK

51% growth
50% growth
38% growth
28% growth

52% growth
58% growth
25% growth
34% growth

©

Fifth Third Bank | All Rights Reserved
Real estate driving credit deterioration
0
100,000
200,000
300,000
400,000
500,000
Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008
C&I/Lease Auto Credit Card
Other CRE Res RE
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008
C&I/Lease Auto/Other CRE Res RE
Res
RE
CRE
NPA, charge-off growth driven by residential, commercial real estate
Res
RE
CRE
Total NPAs Total NCOs

51% growth
50% growth
38% growth
28% growth

52% growth
58% growth
25% growth
34% growth

©

Fifth Third Bank | All Rights Reserved
-
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
Q3 2007 Q4 2007 Q1 2008 Q2 2008 3Q 2008
Other SE National Other MW
Michigan Florida
-
100,000
200,000
300,000
400,000
500,000
Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008
Other SE National Other MW
Michigan Florida
Highest
stress
markets
Highest
stress
markets
NPA, charge-off growth driven by Florida and Michigan
Michigan and Florida: most stressed markets
Total NPAs Total NCOs

Fifth Third Bank | All Rights Reserved
Portfolio performance drivers
Performance Largely Driven By
Geography:
Florida, Michigan most stressed (3Q08 C/O ratio)
Total loan portfolio 4.74%
Commercial portfolio 5.14%
Consumer portfolio 4.10%
Remaining Midwest, Southeast performance
reflects economic trends (3Q08 C/O ratio)
Total loan portfolio 1.06% ex-FL/MI
Commercial portfolio 0.72% ex-FL/MI
Consumer portfolio 1.60% ex-FL/MI
Products:
Homebuilder/developer charge-offs $163 million in
3Q08
Total charge-off ratio 2.17% (1.46% ex-HBs)
Commercial charge-off ratio 2.07% (0.86% ex-
HBs)
Brokered home equity charge-offs 5.05% in 3Q08
Direct home equity portfolio 1.00%
No Previous Lending
Subprime
Option ARMs
Discontinued or Suspended Lending
Discontinued:
Brokered home equity ($2.4B)
Suspended:
Homebuilder/residential development ($3.1B)
Other non-owner occupied commercial RE ($9.4B)
Saleability:
All mortgages originated for intended sale*
* Residential construction-related consumer mortgages intended to be held in portfolio until permanent financing compete.

Fifth Third Bank | All Rights Reserved
Loss mitigation activities
Reset policies and guidelines
— Eliminated all brokered home equity production
— Significantly tightened underwriting limits and exception authorities
— Further restrictions on consumer guidelines for weaker geographies
— Suspended all new residential development lending and non-owner occupied commercial property lending
— New concentration limits for commercial portfolio
Loss mitigation and containment
— Implemented Watch and Criticized Asset Reduction initiative
— Major expansion of commercial and consumer workout teams
— Implemented aggressive home equity line management program
— Expanded consumer credit outreach program
— Rigorous review of geographic exposures
— Continue to evaluate potential sales of problem loans

Fifth Third Bank | All Rights Reserved
•
Capital plan and targets designed to help ensure strong capital levels, positioning Fifth Third to absorb significant potential losses and provisions in a potentially more difficult environment through 2009
•
Revised capital targets in June 2008 in order to provide greater cushion
•
Strengthened Fifth Third’s capital position through several capital actions:
— Capital actions intended to maintain a Tier 1 ratio within target range if credit cycle significantly deteriorates without further capital issuance
–
Capital issuance – Issued $1.1 billion of Tier 1 capital in the form of convertible preferred securities - achieved new Tier 1 target immediately
–
Dividend reduction – Reducing quarterly common dividend to $0.15 per share, conserves $1.2 billion in common equity through the end of 2009 relative to previous $0.44 level per share
–
Asset sales/dispositions – No longer pursuing additional capital via sale of non-
core businesses but will continue to evaluate businesses from a strategic planning perspective
Received preliminary approval for U.S. Treasury investment of $3.45 billion in senior preferred stock
Strong capital position
6.2%
12.3%
8.6%
3Q08
6-7%
11.5-12.5%
8-9%
Target
N/A
10%
6%
Regulatory
“well- capitalized”
minimum
9.3% TE/TA
15.3% Total Capital
11.6%
3Q08 pro forma for
$3.45B CPP
Tier 1 Capital
Ratio

Fifth Third Bank | All Rights Reserved
Strong capital position
Source: SNL Financial and company reports. Uses 6/30/2008 data where 9/30/2008 data is unavailable. CPP impact calculated as CPP dollar amount divided by most recently disclosed risk-weighted assets and tangible assets per SNL.
*PNC/NCC capital ratios from 10/24/2008 investor presentation on tangible equity basis. WFC/WB capital ratios year-end estimates from 10/03/2008 investor presentation. Adjusted to reflect $5 billion in additional CPP preferred shares, $10 billion of additional common equity, and tangible equity effect.
TE
Impact
3Q08
TE
Tier 1
Impact
3Q08
Tier 1
Tangible
Equity/
Tangible
Assets
Tier 1
7.1
5.4
5.2
5.7
6.4
5.8
6.2
6.6 7.0
6.9 7.6
8.1
3.7
4.9
11.1
10.7
9.6
9.5
9.3
9.3
8.5
8.4
8.3
8.0
7.8
CMA COF MI KEY ZION FITB HBAN STI RF USB BBT WFC/
WB*
MTB PNC/
NCC*
9.4 11.3 8.9
8.6
8.5 8.1
7.9
8.5
7.5
7.4 8.2
7.8
10.0
8.9
14.3
12.3
11.9
11.6
11.5
10.9
10.9
10.8
10.4
10.3
10.2
COF BBT HBAN FITB USB ZION MI KEY RF CMA STI PNC/
NCC*
WFC/
WB*
MTB

Fifth Third Bank | All Rights Reserved
Fifth Third differentiators
Integrated affiliate delivery model
Strong sales culture
Operational efficiency
Streamlined decision making
Integrated payments platform (FTPS)
Acquisition integration
Customer satisfaction

College
275
666
679
93
41
19
301
Anna Maria
Palmetto
Holmes Beach
Manatee
64
Bradenton
Bradenton Beach
Cortez
South Bradenton
Bayshore Gardens
70
Longboat Key
789
75
Sarasota
Fruitville
780
Sarasota Springs
758
Bee Ridge
Clark
72
Gulf Gate Estates

©

Fifth Third Bank | All Rights Reserved
Bradenton-Sarasota-Venice, FL
2008
Rank Institution (ST)
2008
Number
of
Branches
2008
Total
Deposits in
Market
($000)
2008
Total
Market
Share
(%)
1 Bank of America 38 3,563,501 21.31
2 Wachovia Corp. 34 3,123,006 18.68
3 SunTrust 35 1,812,254 10.84
4 Pro Forma Fifth Third 17 685,391 4.10
4 Century Financial Group 10 657,159 3.93
5 Corp. 8 532,228 3.18
6 BB&T 16 462,948 2.77
7 Northern Trust 4 433,101 2.59
8 Fifth Third 13 420,807 2.52
9 Regions Financial 22 413,923 2.48
10 RBC Centura 12 355,152 2.12
11 Bank of Commerce 3 291,141 1.74
12 Colonial BancGroup 8 283,775 1.70
13 LandMark Financial 6 265,416 1.59
14 Freedom Bank 4 264,584 1.58
15 Superior Bancorp 3 250,859 1.50
Total 336 16,721,587
• 1.16% deposit premium – assumed all
deposits
• Exclusive right to purchase branches at
appraised value within 90 days of close
• Increases market share from 8  to 4  in
Bradenton-Sarasota-Venice MSA
Freedom Bank
th th

Fifth Third Bank | All Rights Reserved
Summary and priorities
Delivery of strong operating results remains a hallmark of Fifth Third despite sluggish economy
— Despite a difficult operating environment, core businesses are creating new and profitable opportunities to enhance franchise value
Fifth Third has taken steps to ensure it is well-positioned to weather potential further deterioration in the credit environment
— Michigan and Florida exposures and stressed housing markets have pressured earnings
— Proactive measures to mitigate exposures including tightened credit standards for new loans as well as operational revisions to contain credit losses in existing portfolios
Capital plan designed to maintain strong capital levels under significant additional stress in credit trends
— With a strong capital position, Fifth Third expects to successfully navigate through the current difficult market conditions and continue to be one of the strongest retail and commercial banking organizations in the U.S.

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain forward-looking statements about Fifth Third Bancorp within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either national or in the states in which Fifth Third, does business, are less favorable than expected;
(2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) changes and trends in capital markets; (8) competitive pressures among depository institutions increase significantly; (9) effects of critical accounting policies and judgments; (10) changes in accounting policies or procedures as may be required by the Financial Accounting
Standards Board or other regulatory agencies; (11) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth
Third, or the businesses in which Fifth Third, one is engaged; (12) ability to maintain favorable ratings from rating agencies; (13) fluctuation of
Fifth Third’s stock price; (14) ability to attract and retain key personnel; (15) ability to receive dividends from its subsidiaries; (16) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (17) effects of accounting or financial results of one or more acquired entities; (18) difficulties in combining the operations of acquired entities;
(19)
inability to generate the gains on sale and related increase in shareholders’ equity that it anticipates from the sale of certain non-core businesses; (20) loss of income from the sale of certain non-core businesses could have an adverse effect on Fifth Third’s earnings and future growth; (21) ability to secure confidential information through the use of computer systems and telecommunications networks; (22) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity; and (23) the Treasury providing satisfactory definitive documentation for its purchase of senior preferred shares and agreement on final terms and conditions. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the United States Securities and Exchange Commission (SEC). Copies of this filing are available at no cost on the SEC's Web site at
www.sec.gov
or on the Fifth Third’s Web site at
www.53.com.
Fifth Third undertakes no obligation to
release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.